Exhibit 10.1

AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of July 3, 2017 (this “Agreement”), and effective in accordance with Section 4 below, by and among CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the “Borrower”), certain Subsidiaries of Holdings (each such Subsidiary, a “Subsidiary Guarantor” and, together with Holdings, the “Guarantors”), the Lenders party hereto (constituting at least the Requisite Lenders), including pursuant to an authorization in the form attached hereto as Exhibit A (each, a “Lender Authorization”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent.

STATEMENT OF PURPOSE:

Holdings, the Borrower, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of October 5, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”).

In connection with the acquisition of FairPoint Communications, Inc. (the “FairPoint Acquisition”) in accordance with the FairPoint Acquisition Agreement, the Borrower will also acquire, among other entities, Peoples Mutual Telephone Company and Peoples Mutual Long Distance Company, each a Virginia corporation (collectively, the “FairPoint Virginia Entities”).

The Borrower has requested that the Administrative Agent and the Lenders agree to certain modifications of the Credit Agreement as set forth herein, including, without limitation, the waiver of the requirements under the Credit Agreement that the FairPoint Virginia Entities be joined as guarantors, that the assets of such entities be pledged as Collateral under the Loan Documents, and that the equity interests issued by each of them be pledged as Collateral under the Loan Documents. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the undersigned Lenders have agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Capitalized Terms. Except as otherwise specified herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.      Amendments. Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with Section 5 below, the parties hereto agree that the Credit Agreement is amended as follows:

(a)                                     Existing Letters of Credit Definition. The definition of “Existing Letters of Credit” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“ ‘Existing Letters of Credit’ means (a) those letters of credit existing on the Restatement Date and identified on Schedule 1.01(b) and (b) those letters of credit existing on the effective date of that certain Amendment No. 3 to Third Amended and Restated Credit dated as of July 3, 2017 and identified on Schedule I to such amendment; provided that such letters of credit identified on Schedule I shall only be deemed to be Existing Letters of Credit on the date upon which the Administrative Agent receives written notice that the issuer of such letters of credit is an Issuing Bank.”

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(b)                                    Letter of Credit Sublimit. Section 2.06(b) of the Credit Agreement is amended by replacing the reference to “$15.0 million” therein with “$20.0 million”.

(c)                                     Schedule 1 to 2016 Incremental Amendment Schedule 1 to the 2016 Incremental Amendment is replaced in its entirety with the schedule attached hereto as Schedule II.

3.      Waiver. Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with Section 5 below, and notwithstanding the provisions of the 2016 Incremental Amendment and Sections 5.11 and 5.16 of the Credit Agreement to the contrary, the Lenders party hereto hereby waive the requirements that the FairPoint Virginia Entities be joined as guarantors, that the assets of such entities be pledged as Collateral under the Loan Documents, and that the equity interests issued by each of them be pledged as Collateral under the Loan Documents. The waiver set forth in this Section 3 is limited to the extent specifically set forth herein and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.

4.      Consent. Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with Section 5 below, and notwithstanding Section 5(b)(i) of the 2016 Incremental Amendment to the contrary, the Lenders party hereto hereby agree that (a) any mortgages (and related documentation) on any Real Property acquired in connection with the FairPoint Acquisition shall not be required to be delivered until the date that is thirty (30) days (as such date may be extended by the Administrative Agent in its sole discretion) after the 2016 Incremental Term Loan Facility Closing Date and (b) the Administrative Agent, in its sole discretion, may extend the time period by which the new Subsidiaries acquired in connection with the FairPoint Acquisition be joined as guarantors under the Loan Documents (including the pledge of their assets as Collateral in connection therewith). The consents set forth in this Section 4 are limited to the extent specifically set forth herein and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.

5.      Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective concurrently with the consummation of the FairPoint Acquisition, the funding of the 2016 Incremental Term Loan under the Credit Agreement and the completion of the following (the “Effective Date”):

(a)                                     The Administrative Agent’s receipt of counterparts of this Agreement duly executed by Holdings, the Borrower, each Subsidiary Guarantor, the Requisite Lenders (including by way of Lender Authorization) and the Administrative Agent, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified in writing by the Administrative Agent to the Borrower, each properly executed by a Responsible Officer of the applicable signing Loan Party.

(b)                                    All fees and expenses required to be paid hereunder or pursuant to the Credit Agreement shall have been paid in full in cash or will be paid in full in cash concurrently with the effectiveness of this Agreement.

Without limiting the generality of the provisions of the last paragraph of Section 8.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, the Administrative Agent and each Lender that has signed this Agreement (or a Lender Authorization) shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

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6.      Reaffirmation.

(a)       The Borrower and each of the Guarantors each hereby acknowledge and agree that (i) the Guaranty Agreement, the Collateral Agreement and each of the other Loan Documents to which it is a party remains in full force and effect and enforceable against it in accordance with its terms and shall not be impaired or limited by the execution or effectiveness of this Agreement, (ii) the Liens and assignments granted pursuant to the Collateral Agreement and each of the other Security Documents to which it is a party remain valid upon the effectiveness of this Agreement, (iii) the Collateral Agreement, each of the other Security Documents to which it is a party and such Liens and assignments support or secure, and will continue to support or secure, the Obligations under the Credit Agreement and (iv) each reference in the Guaranty Agreement and the Collateral Agreement to “Obligations” shall mean and be a reference to “Obligations” as defined in the Credit Agreement after giving effect to this Agreement.

(b)       Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Agreement and confirms its obligations to guarantee the payment and performance of all “Guaranteed Obligations” (as defined in the Guaranty Agreement).

7.      Effect of this Agreement.

(a)       Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Holdings, the Borrower, any Subsidiary Loan Party or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. On and after the Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified by this Agreement.

(b)       On the Effective Date, the Credit Agreement shall be modified by this Agreement. The parties hereto acknowledge and agree that (i) this Agreement and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the Obligations under the Credit Agreement as in effect prior to the Effective Date; (ii) such Obligations are in all respects continuing (as modified by the Agreement) with the terms, conditions, covenants and agreements contained in the Credit Agreement being modified only to the extent provided in the Agreement; and (iii) the Liens and security interests as granted under the Loan Documents securing the Obligations are in all such respects continuing and in full force and effect.

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(c)       This document shall constitute a “Loan Document” for all purposes of the Credit Agreement and shall be administrated and construed pursuant to the terms of the Credit Agreement.

8.      Representations and Warranties/No Default. By its execution hereof,

(a)       each of the Borrower and the Guarantors represents and warrants that the representations and warranties contained in each Loan Document (including this Agreement and the Credit Agreement) are true and correct on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct on and as of such earlier date and that no Default or Event of Default has occurred and is continuing as of the Effective Date;

(b)       no FairPoint Virginia Entity is a guarantor or pledges any of its assets in support of any Material Indebtedness including, without limitation, the 2022 Senior Notes;

(c)       each of the Borrower and the Guarantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)       it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of this Agreement and the performance of this Agreement, the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other document executed in connection herewith or therewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby or thereby; and

(ii)       this Agreement, the Guaranty Agreement, the Collateral Agreement and each other document executed in connection herewith or therewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

9.      Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.  Miscellaneous. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.  Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Agreement or a Lender Authorization shall be effective as delivery of an original executed counterpart of this Agreement.

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12.  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWER:

CONSOLIDATED COMMUNICATIONS, INC.,

as Borrower

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer and Assistant Secretary

HOLDINGS:

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer and Assistant Secretary

Amendment No. 3 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page

SUBSIDIARY GUARANTORS:

CONSOLIDATED COMMUNICATIONS, ENTERPRISE SERVICES, INC., as Guarantor

CONSOLIDATED COMMUNICATIONS OF FORT BEND COMPANY, as Guarantor

CONSOLIDATED COMMUNICATIONS OF TEXAS COMPANY, as Guarantor

CONSOLIDATED COMMUNICATIONS OF PENNSYLVANIA COMPANY, LLC, as Guarantor

CONSOLIDATED COMMUNICATIONS OF CALIFORNIA COMPANY, as Guarantor

CONSOLIDATED COMMUNICATIONS OF MINNESOTA COMPANY, as Guarantor

CONSOLIDATED COMMUNICATIONS OF MID-COMM. COMPANY, as Guarantor

By: /s/ Steven L. Childers

Name: Steven L. Childers

Title: Chief Financial Officer and Assistant Secretary

Amendment No. 3 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of itself and each Lender signing a Lender Authorization

By: /s/ Kieran Mahon

Name: Kieran Mahon

Title: Director

Amendment No. 3 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Signature Page

Exhibit A

[form of Lender Authorization attached]

LENDER AUTHORIZATION AND CONSENT

Consolidated Communications, Inc.

Amendment No. 3 to Third Amended and Restated Credit Agreement

Wells Fargo Bank, National Association,

as Administrative Agent

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, North Carolina 28262

Attention: Syndication Agency Services

Re:	Amendment No. 3 to be dated on or about July 3, 2017 (the “Agreement”) to the Third Amended and Restated Credit Agreement dated as of October 5, 2016 (as amended, the “Credit Agreement”) by and among Consolidated Communications Holdings, Inc., as a Guarantor (“Holdings”), Consolidated Communications, Inc. (the “Borrower”), the Subsidiary Loan Parties, the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”).

This authorization acknowledges our receipt and review of the execution copy of the Agreement in the form posted on the Consolidated Communications online workspace. By executing this authorization, we hereby approve the Agreement and authorize the Administrative Agent to execute and deliver the Agreement on our behalf.

[Insert name of applicable financial institution]

By:
Name:
Title:

Amendment No. 3 to 3rd A&R Credit Agreement

Consolidated Communications, Inc.

Lender Authorization

Schedule I

FairPoint Letters of Credit

Issuer Name	Applicant Name	Letter of Credit Number	Issue Date	Expiration Date	Beneficiary Name	Amount
Morgan Stanley Bank, N.A.	FairPoint Communications, Inc.	2016113000	11/30/16	11/30/17 (auto renewal)	NYS Urban Development Corporation d/b/a Empire State Development Corp	$100,000.00
Morgan Stanley Bank, N.A.	FairPoint Communications, Inc.	2013022600	2/26/13	2/26/18 (auto renewal)	Ace American Insurance Company, and/or Indemnity Insurance Company of North America and/or Agri General Insurance Company	$10,232,359.00
Morgan Stanley Bank, N.A.	FairPoint Communications, Inc.	2015120300	12/3/15	12/3/17 (auto renewal)	State of Main Public Utilities Commission Emergency Services Communications Bureau	$4,000,000.00
Morgan Stanley Bank, N.A.	FairPoint Communications, Inc.	2013090600	9/6/13	9/6/17 (auto renewal)	Sun Life Assurance Company of Canada	$200,000.00
Morgan Stanley Bank, N.A.	FairPoint Communications, Inc.	2013031500	3/15/13	7/26/17 (auto renewal)	Central Maine Power Company	$300,000.00

Schedule II

Schedule 1
2016 Incremental Term Commitments and 2016 Incremental Term Facility Lenders

2016 Incremental Term Facility Lender	2016 Incremental Term Commitment	Commitment Percentage
Morgan Stanley Senior Funding, Inc.	$935,000,000	100%
Total:	$935,000,000	100%